SECOND AMENDMENT OF FIRST AMENDED AND RESTATED MORTGAGE,
SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE
FINANCING STATEMENT
Prepared by and after recording return to:
James M. Pfeffer
The Business Law Offices of
James M. Pfeffer, LLC 16363 Sahler St.
Omaha, Nebraska 68116
This SECOND AMENDMENT OF FIRST AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSI GNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this "Amendment") is dated as of March 20, 2015, is by and between RED TRAIL ENERGY, LLC ("Mortgagor"), a North Dakota limited liability company whose address is 3682 Highway 8 South, P.O. Box 11, Richardton, North Dakota 58652-0011 and FIRST NATIONAL BANK OF OMAHA, a national banking association ("Mortgagee"), whose address is 1620 Dodge St., Stop 1029, Omaha, Nebraska 68197, Attention: Brad Brummund and amends that certain First Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated April 16, 2012 (as amended, the "Mortgage") to and for the benefit of Mortgagee, encumbering certain property in Stark County, North Dakota legally described on Exhibit A attached hereto and made a part hereof, which Mortgage was recorded with the Stark County Recorder on April 17, 2012 as Document #3096417, as such Mortgage was amended by that certain First Amendment of First Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated October 31, 2012 between Mortgagor and Mortgagee recorded with the Stark County Recorder on November 8, 2012 as Document #3102988.
WITNESSETH:
WHEREAS, Mortgagor and Mortgagee, as a Lender, Administrative Agent and Collateral Agent (as defined in the Loan Agreement referenced below), have entered into a Fifth Amendment of First Amended and Restated Construction Loan Agreement dated of even date herewith (the "Amendment") which amends that certain First Amended and Restated Construction Loan Agreement dated April 16, 2012 (as amended, the "Loan Agreement") and extends the Maturity Date;
WHEREAS, Mortgagor executed the Mortgage to secure the Obligations (as defined in the Mortgage), which included, without limitation, the repayment of Loans under the Loan Agreement; and
WHEREAS, Mortgagor and Mortgagee desire to extend the Maturity Date from April 16, 2017 to March 20, 2020 reflect the extension of such Maturity Date provided for in the Amendment.
NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Each of the recitals set forth above are incorporated herein as if set forth verbatim.

2.The term "Mortgage", as defined in the Mortgage, shall be deemed to mean the Mortgage as amended by this Amendment, as the same may be hereafter further amended, supplemented, restated or modified from time to time. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.

3.Recital B of the Mortgage is hereby amended to delete the reference to April 16, 2017 as the Maturity Date and inserting in lieu thereof March 20, 2020. All other references in the Mortgage or other Loan Documents which refer to the Maturity Date provided for in the Mortgage are hereby amended consistent with the foregoing.

4.The Mortgage, as amended by this Amendment, shall remain in full force and effect as originally executed and delivered by Mortgagor, except as expressly modified and amended herein. Mortgagor hereby confirms and reaffirms all of its obligations under the Mortgage, as modified and amended by this Amendment.

5.In the event any provision of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

6.This Amendment may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

IN WITNESS WHEREOF, Mortgagor has executed and delivered this Amendment as of the date first written above.
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
MORTGAGOR:
RED TRAIL ENERGY, LLC, a North Dakota limited liability company
IN WITNESS WHEREOF, Mortgagor has executed and delivered this Amendment as of the date first written above.
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

RED TRAIL ENERGY, LLC

By: /s/ Jodi Johnson
Title: CFO

By: /s/ Gerald Bachmeier
Title: CEO

By: /s/ Ambrose Hoff
Title: Secretary

FIRST NATIONAL BANK OF OMAHA

By: /s/ Brad Brummund
Title: Vice President